Exhibit 10.1

AMENDMENT NO. 6

AMENDMENT NO. 6, dated as of November 29, 2017 (this “Amendment”), to the Loan Agreement dated as of April 29, 2016, as amended by Amendment No. 1, dated as of August 17, 2016, Amendment No. 2, dated as of September 22, 2016, Amendment No. 3, dated as of March 14, 2017, Amendment No. 4, dated as of March 23, 2017 and Amendment No. 5, dated as of November 8, 2017 (as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Loan Agreement”) among WESTERN DIGITAL CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

WHEREAS, Section 2.14 of the Loan Agreement provides that the Borrower may, by written notice to the Administrative Agent, increase the aggregate amount of the Revolving Credit Commitments, by entering into an Incremental Amendment with the Lenders willing to provide such Revolving Credit Commitment Increase;

WHEREAS, the Borrower desires, pursuant to Section 2.14 of the Loan Agreement, to increase the aggregate amount of the Revolving Credit Commitments under the Loan Agreement by utilizing the Ratio-Based Incremental Amount;

WHEREAS, each Person identified on Schedule 1 hereto (each, an “Increase Lender”, and collectively, the “Increase Lenders”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Loan Agreement, to provide a Revolving Credit Commitment Increase in the amount set forth opposite such Increase Lender’s name on Schedule 1 hereto (and the total amount of Revolving Credit Commitment Increases provided pursuant to this Amendment shall be $500,000,000);

WHEREAS, J.P. Morgan Securities LLC (“JPMorgan”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., RBC Capital Markets and Wells Fargo Securities, LLC will act as joint lead arrangers and joint bookrunners for the Revolving Credit Commitment Increase;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments Relating to the Revolving Credit Commitment Increase.

Effective as of the Amendment No. 6 Effective Date, the Loan Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.1 of the Loan Agreement in alphabetical order:

“Amendment No. 6” means Amendment No. 6 to the Loan Agreement dated as of the Amendment No. 6 Effective Date.

“Amendment No. 6 Effective Date” means November 29, 2017, the date on which all conditions precedent set forth in Section 5 of Amendment No. 6 are satisfied.

(b) The definition of “Revolving Credit Commitment” in Section 1.1 of the Loan Agreement is hereby amended by replacing the last sentence thereof with the following:

“The aggregate amount of the Revolving Lenders’ Revolving Credit Commitments on the Amendment No. 6 Effective Date is $1,500.0 million.”

(c) The definition of “Loan Documents” in Section 1.1 of the Loan Agreement is hereby amended by replacing the word “and” prior to “Amendment No. 5 Joinder” with “,” and adding immediately prior to the period therein, “ and Amendment No. 6”.

Section 2. Revolving Credit Commitment Increase.

(a) The Borrower and each Increase Lender hereby agree that, subject to the satisfaction of the conditions in Section 5 hereof, on the Amendment No. 6 Effective Date, the Revolving Credit Commitment Increase of such Increase Lender shall become effective and the Revolving Credit Commitments shall be deemed increased by the amount of the Revolving Credit Commitment Increases of such Increase Lenders in the amounts set forth on Schedule 1 hereto. Pursuant to Section 2.14 of the Loan Agreement, the Revolving Credit Commitment Increases shall be Revolving Credit Commitments for all purposes under the Loan Agreement and each of the other Loan Documents and shall be of the same Class as, and shall have terms identical to, the Revolving Credit Commitments outstanding under the Loan Agreement immediately prior to the date hereof (after giving effect to any amendments hereunder).

(b) Each Increase Lender acknowledges and agrees that upon the Amendment No. 6 Effective Date, such Increase Lender shall be a “Lender” under, and for all purposes of, the Loan Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

Section 3. Reallocation. The reallocation of the Revolving Lenders’ Revolving Loans and Participating Interests contemplated by Section 2.14(d)(i) of the Loan Agreement with respect to any increase in the Revolving Credit Commitments shall occur with respect to the Revolving Credit Commitment Increases contemplated hereby on the Amendment No. 6 Effective Date, and (i) each existing Revolving Lender will be deemed to have assigned to the Increase Lenders, and each Increase Lender will be deemed to have assumed a portion of such existing Revolving Lender’s Participating Interests and (ii) the existing Revolving Lenders shall assign Revolving Loans, and the other Revolving Lenders shall purchase such Revolving Loans, in each case, as may be required to effectuate such reallocation in accordance with Section 2.14(d)(i) of the Loan Agreement.

Section 4. Representations and Warranties.

Each Loan Party represents and warrants to the Lenders as of the Amendment No. 6 Effective Date that:

(a) Immediately before and after giving effect to this Amendment, each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents shall be and remain true and correct in all material respects (or, if qualified as to “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) as of said time, except to the extent the same expressly relate to an earlier date.

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 5. Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 6 Effective Date”):

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals) unless otherwise specified:

(1) counterparts of this Amendment executed by each of the Loan Parties and the Increase Lenders; and

(2) a Revolving Note executed by the Borrower in favor of each Increase Lender requesting a Revolving Note at least two (2) Business Days prior to the Amendment No. 6 Effective Date, if any.

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals) unless otherwise specified;

(1) (A) a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Cleary Gottlieb Steen & Hamilton LLP, special counsel to the Loan Parties and (B) a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Young Conaway Stargatt & Taylor, LLP, local counsel to the Borrower and the Guarantors in the state of Delaware;

(2) (i) copies of the certificate of formation, certificate of incorporation, certificate of organization, operating agreement, articles of incorporation, memorandum and articles of association and bylaws, as applicable (or comparable organizational documents) of the Borrower and the Guarantors and, to the extent applicable, certified as of a recent date by the appropriate governmental official (or a representation that such documents have not been amended since the prior date of delivery); (ii) incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party as of the Amendment No. 6 Effective Date; (iii) resolutions of the board of directors or similar governing body of the Loan Parties approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which such Loan Party is a party as of the Amendment No. 6 Effective Date, certified as of the Amendment No. 6 Effective Date by such Loan Party as being in full force and effect without modification or amendment; and (iv) copies of the certificates of good standing or the equivalent (if any) for each Loan Party from the office of the secretary of state or other appropriate governmental department or agency of the state of its formation, incorporation or organization, in each case dated a recent date prior to the Amendment No. 6 Effective Date; and

(3) a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in Section 2.14(a)(B) of the Loan Agreement and in paragraphs (d) and (e) of this Section 5 as of the Amendment No. 6 Effective Date.

(c) All reasonable and documented out-of-pocket fees and expenses due to the Administrative Agent and JPMorgan required to be paid on the Amendment No. 6 Effective Date (including pursuant to Section 11 hereof) shall have been paid (or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for such payment).

(d) At the time and immediately after giving effect to the Revolving Credit Commitment Increase, no Default or Event of Default shall have occurred and be continuing.

(e) Each of the representations and warranties of the Loan Parties set forth in the Loan Agreement, Section 4 of this Amendment and in the other Loan Documents shall be and remain true and correct in all material respects (or, if qualified as to “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) as of the Amendment No. 6 Effective Date, except to the extent the same expressly relate to an earlier date.

(f) The Administrative Agent shall have received, no later than 3 Business Days in advance of the Amendment No. 6 Effective Date, all documentation and other information about the Loan Parties as shall have been reasonably requested in writing at least seven (7) Business Days prior to the Amendment No. 6 Effective Date by the Increase Lenders through the Administrative Agent that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act.

(g) [Reserved].

(h) The Administrative Agent shall have received for the account of each Increase Lender, an upfront fee equal to 0.20% of the amount of each Increase Lender’s Revolving Credit Commitment Increase.

(i) The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each other Loan Party relating thereto).

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 6 Effective Date and such notice shall be conclusive and binding.

Section 6. Formal Requests Deemed Made.

By its execution of this Amendment, the Borrower hereby delivers and the Administrative Agent hereby acknowledges receipt of this Amendment as the satisfaction of the requirements to give notice required to the Administrative Agent pursuant to Section 2.14(a) of the Loan Agreement.

Section 7. Acknowledgments.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Revolving Credit Commitments as increased by the Revolving Credit Commitment Increase) and (iii) its prior grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Revolving Credit Commitments as increased by the the Revolving Credit Commitment Increase) pursuant to the Collateral Documents, with all such Liens continuing in full force and effect after giving effect to this Amendment.

Section 8. Liens Unimpaired.

After giving effect to this Amendment, neither the modification of the Loan Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (including, for the avoidance of doubt, any Cayman Islands law governed share mortgage granted by any Loan Party), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 9. Entire Agreement.

This Amendment, the Loan Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment and the Loan Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Loan Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Loan Agreement or any of the Loan Documents. It is understood and agreed that each reference in each Loan Document to the “Loan Agreement,” whether direct or indirect, shall hereafter be deemed to be a reference to the Loan Agreement as amended by this Amendment and that this Amendment is a “Loan Document” and an “Incremental Amendment.”

Section 10. Amendment, Modification and Waiver.

This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

Section 11. Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 12. Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 13. Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.22 OF THE LOAN AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

Section 14. Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 15. Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other provision of the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 16. Mortgage Amendments.

Within ninety (90) days after the Amendment No. 6 Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, with respect to each Mortgaged Property, the Administrative Agent shall have received either the items listed in paragraph (a) or the items listed in paragraph (b) as follows:

(a) a favorable opinion or email confirmation, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which each Mortgaged Property is located substantially to the effect that:

(i) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Loan Agreement and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(ii) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Loan Agreement and the other documents executed in connection therewith, for the benefit of the Secured Parties; or

(b) with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Administrative Agent:

(i) an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii) a favorable opinion, addressed to the Administrative Agent and the Secured Parties covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment (such opinion may take assumptions for any matters addressed in the local counsel opinion originally delivered in connection with the Mortgage);

(iii) a date down endorsement to the existing title policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assure the Administrative Agent as of the date of such endorsement that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage;

(iv) evidence of payment by the Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above; and

(v) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the title policy contemplated in this Section 16 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the title policy contemplated in this Section 16.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WESTERN DIGITAL CORPORATION

By:	/s/ Mark Long
	Name:	Mark Long
	Title:	President WD Capital, Chief Strategy
Officer and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 6]

HGST, INC.

By:		/s/ Michael C. Ray
	Name:	Michael C. Ray
	Title:	President and Secretary

WD MEDIA, LLC

By:		/s/ Michael C. Ray
	Name:	Michael C. Ray
	Title:	Secretary

WESTERN DIGITAL (FREMONT), LLC

By:		/s/ Michael C. Ray
	Name:	Michael C. Ray
	Title:	Vice President and Secretary

WESTERN DIGITAL TECHNOLOGIES, INC.

By:		/s/ Michael C. Ray
	Name:	Michael C. Ray
	Title:	Executive Vice President, Chief
Legal Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 6]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:		/s/ Caitlin Stewart
	Name:	Caitlin Stewart
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6]

JPMORGAN CHASE BANK, N.A, as an Increase Lender

By:	/s/ Caitlin Stewart
Name: Caitlin Stewart
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6]

BANK OF AMERICA, N.A., as an Increase Lender

By:	/s/ Jeannette Lu
Name: Jeannette Lu
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Mizuho Bank, Ltd., as an Increase Lender

By:	/s/ Daniel Guevara
Name: Daniel Guevara
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

ROYAL BANK OF CANADA, as an Increase Lender

By:	/s/ Mark Gronich
Name: Mark Gronich
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as an Increase Lender

By:	/s/ Lacy Houstoun
Name: Lacy Houstoun
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

SCHEDULE 1

TO AMENDMENT

Name of Lender	Revolving Credit Commitment Increase
JPMorgan Chase Bank, N.A.	$100,000,000.00
Bank of America, N.A.	$100,000,000.00
Mizuho Bank, Ltd.	$100,000,000.00
Royal Bank of Canada	$100,000,000.00
Wells Fargo Bank, National Association	$100,000,000.00